Exhibit 99.1

Contact:

MicroStrategy Incorporated

Investor Relations

ir@microstrategy.com

(703) 848-8600

MicroStrategy Announces

First Quarter 2009 Financial Results

Diluted Earnings Per Share of $1.88

MCLEAN, Va., May 6, 2009 - MicroStrategy® Incorporated (NASDAQ: MSTR), a leading worldwide provider of business intelligence software, today announced financial results for the three-month period ended March 31, 2009 (the first quarter of its 2009 fiscal year).

First quarter 2009 revenues were $80.2 million versus $85.9 million for the first quarter of 2008. Product licenses revenues for the first quarter of 2009 were $17.0 million versus $22.1 million for the first quarter of 2008. Product support and other services revenues for MicroStrategy’s core business intelligence (BI) business in the first quarter of 2009 were $60.6 million versus $61.4 million for the first quarter of 2008.

Operating expenses for the first quarter of 2009 were $52.7 million versus $57.3 million for the first quarter of 2008. Contributing to the decrease was the capitalization of $4.2 million in software development costs associated with the release of the Company’s MicroStrategy 9TM software, which was made generally available in March 2009. MicroStrategy did not capitalize any software development costs during the first quarter of 2008.

Net income for the first quarter of 2009 was $23.0 million, or $1.88 per share on a diluted basis. Income from continuing operations before financing and other income and income taxes for the first quarter of 2009 was $12.9 million, or 16% of revenue, versus $14.1 million, or 16% of revenue for the first quarter of 2008. Income from continuing operations for the first quarter of 2009 was $8.7 million, or $0.71 per share on a diluted basis, compared to $9.0 million, or $0.72 per share on a diluted basis, for the first quarter of 2008.

Income from discontinued operations, net of tax, for the first quarter of 2009 was $14.3 million, or $1.17 per share on a diluted basis. On February 13, 2009, MicroStrategy completed the sale of its majority-owned subsidiary, Alarm.com Incorporated, which was classified as a discontinued operation, resulting in a gain of $14.4 million net of tax during the first quarter of 2009.

As of March 31, 2009, MicroStrategy had cash and cash equivalents of approximately $162.2 million versus $122.9 million as of December 31, 2008, an increase of $39.3 million. As of March 31, 2009, MicroStrategy had 9,120,452 shares of class A common stock and 2,770,244 shares of class B common stock outstanding.

New Customers and New Deals with Existing Customers in Q1 2009 Included:

AIM Healthcare Services, Inc.; AutoTrader.com, LLC; Bank of America; BC Ministry of Health; Capital Group Companies; CCC Information Services Inc.; Charming Shoppes of Delaware, Inc.; Classmates Online, Inc.; Coca Cola Enterprises; Dana-Farber Cancer Institute; Department of the Army; Department of Veterans Affairs; eBay Inc.; Electronic Arts; Elementis Worldwide, Inc.; Focus Technology Group; GE Healthcare; Government Employees Insurance Company; Limited Stores, LLC; Lund Food Holdings; Marvin’s Inc.; McDonald’s Corporation; Michelin North America; Montgomery County Public Schools; National Aeronautics and Space Administration; Nordstrom, Inc.; PMSI, Inc.; Premier, Inc.; Republic National Distributing Company, LLC; Ross Stores, Inc.; Southern California Edison; Shoppers Drug Mart Inc.; Spartan Stores; Starbucks Corporation; Time Warner Cable; Universal Studios, Inc.; VHA Inc.; Wawanesa; Wells Fargo Bank, N.A.; and Wilbur-Ellis Company

Examples of Customer Deals from Q1 2009:

AIM Healthcare Services, Inc.

A national leader in healthcare business solutions, AIM recently expanded its use of MicroStrategy by providing enhanced reporting capabilities to business users. MicroStrategy is AIM’s business intelligence standard, and AIM relies on the technology for multiple business intelligence applications across the organization. AIM users produce more than 10,000 MicroStrategy-based reports each month for enhanced insights into key areas of the business, including accounting, operations, and client management.

Lund Food Holdings

Lund Food Holdings expanded its deployment of MicroStrategy for enhanced sales and financial reporting at its upscale supermarkets in the Minneapolis-St. Paul region. Store general managers and merchandising personnel at Lund Food Holdings use MicroStrategy for detailed insights into product sales at Lund Food Holdings’ 21 locations. MicroStrategy-based BI applications also provide Lund Food Holdings’ financial analysts with visibility into the company’s business and financial operations. MicroStrategy’s strong expertise in retail business intelligence and its integration with Teradata were key factors in Lund Food Holdings’ selection of MicroStrategy.

Spartan Stores

Spartan Stores, the nation’s tenth largest grocery distributor, has expanded its deployment of MicroStrategy to provide enhanced reporting capabilities for its retail operations and distribution network. Spartan Stores uses MicroStrategy’s software across the company for a broad range of BI applications, including sales and profitability reports to monitor business performance, merchandising reports for detailed insights into gross margins and category management, marketing reports to evaluate sales promotion trends and opportunities, and supply chain reports to manage supplier delivery performance. Spartan Stores recently expanded its deployment of MicroStrategy to enable Store Directors and Department Managers to evaluate and manage individual store and department performance.

Wawanesa

Wawanesa is one of the largest property and casualty insurers in Canada. After a thorough evaluation of leading BI products, Wawanesa selected MicroStrategy as its enterprise BI platform. Wawanesa plans to use MicroStrategy as the single view into its multiple lines of business. MicroStrategy-based reports and dashboards will provide Wawanesa management with detailed insights into key business areas, including customer relationship management, underwriting and policy management, claims, and human resources. Wawanesa selected MicroStrategy because of its integrated platform, ease-of-use, and low total cost of ownership.

General Availability of MicroStrategy 9 Announced:

MicroStrategy 9 was introduced in January 2009 at the Company’s annual user conference and was made generally available on March 20, 2009. MicroStrategy’s most significant release in nearly a decade, MicroStrategy 9 delivers new technology and features designed to extend enterprise BI with enhancements for greater scalability, performance and efficiency; enable rapid development and deployment of departmental BI applications; and provide a seamless consolidation path from departmental BI to enterprise BI.

MicroStrategy’s Report Services Product Rated by Gartner, Inc.:

MicroStrategy’s Report Services product was rated 4.4 overall by Gartner, Inc. in its recent report, Critical Capabilities for Business Intelligence Reporting. The rating was based on a scale of 1 to 5, with 5 representing the highest score in each critical capability. The overall ranking is a weighted average of the critical capabilities defined by Gartner. The Critical Capabilities report rates the reporting capabilities of nine business intelligence platforms across three common use cases. To view the entire Gartner report, compliments of MicroStrategy, visit www.microstrategy.com/GartnerBIReporting2009.

MicroStrategy Develops Information Dashboard for Tracking U.S. Recovery Act Funds:

MicroStrategy has developed an information dashboard that can help citizens track American Recovery and Reinvestment Act expenditures. MicroStrategy submitted its dashboard to Recovery.gov as a tool that government agencies can also utilize to provide greater transparency into their use of the recovery funds.

MicroStrategy’s Recovery.gov dashboard provides at-a-glance insights into current data available on the Recovery.gov Web site. The dashboard can be viewed at http://www.microstrategy.com/recovery-act-data/. Government agencies receiving Recovery Act funds will be charged with providing regular updates to government officials, Congress, and the public on how much money is being spent and on what programs. MicroStrategy created this dashboard as an example of how agencies can streamline their own reporting of this information.

MicroStrategy Recognized in Consumer Goods Technology 2009 Readers’ Choice Survey:

MicroStrategy was recognized by Consumer Goods Technology (CGT) in its ninth annual Readers’ Choice survey. Each year, CGT asks its subscribers to identify their most valued solution and service providers across multiple categories. MicroStrategy was recognized in the Business Intelligence category. Survey results are derived from feedback from consumer goods business and IT executives.

MicroStrategy’s software is used by a wide array of global consumer goods companies, including Avon Products, Chiquita Brands, The Estee Lauder Companies, Inc., Giorgio Armani Corporation, Groupe Danone, Gucci, Herbalife, and Levi Strauss & Co. Using MicroStrategy’s BI platform, consumer goods companies can analyze vast amounts of data to gain greater insight into their operations and make more strategic and proactive decisions.

About MicroStrategy Incorporated

Founded in 1989, MicroStrategy is a global leader in business intelligence (BI) technology. MicroStrategy provides integrated reporting, analysis, and monitoring software that helps leading organizations worldwide make better business decisions every day. Companies choose MicroStrategy for its advanced technical capabilities, sophisticated analytics, and superior data and user scalability. More information about MicroStrategy (NASDAQ: MSTR) is available at www.microstrategy.com.

MicroStrategy, MicroStrategy 9, MicroStrategy Report Services, and MicroStrategy Dynamic Enterprise Dashboards are either trademarks or registered trademarks of MicroStrategy Incorporated in the United States and certain other countries. Other product and company names mentioned herein may be the trademarks of their respective owners.

This press release may include statements that may constitute “forward-looking statements,” including estimates of future business prospects or financial results and statements containing the words “believe,” “estimate,” “project,” “expect” or similar expressions. Forward-looking statements inherently involve risks and uncertainties that could cause actual results of MicroStrategy Incorporated and its subsidiaries (collectively, the “Company”) to differ materially from the forward-looking statements. Factors that could contribute to such differences include: the ability of the Company to implement and achieve widespread customer acceptance of its MicroStrategy 9 software on a timely basis; the Company’s ability to recognize deferred revenue through delivery of products or satisfactory performance of services; continued acceptance of the Company’s products in the marketplace; the timing of significant orders; delays in the Company’s ability to develop or ship new products; market acceptance of new products; competitive factors; general economic conditions, including significant downturns in industries, including the financial services and retail industries, in which we have a significant number of customers; currency fluctuations; and other risks detailed in the Company’s registration statements and periodic reports filed with the Securities and Exchange Commission. By making these forward-looking statements, the Company undertakes no obligation to update these statements for revisions or changes after the date of this release.

MICROSTRATEGY INCORPORATED

CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share data)

	Three Months Ended March 31,
	2009	2008
	(unaudited)	(unaudited)
Revenues
Product licenses	$16,971	$22,127
Product support and other services	63,269	63,777

Total revenues	80,240	85,904

Cost of Revenues
Product licenses	596	559
Product support and other services	14,065	13,947

Total cost of revenues	14,661	14,506

Gross profit	65,579	71,398

Operating Expenses
Sales and marketing	30,530	29,688
Research and development	7,839	10,324
General and administrative	14,344	17,310

Total operating expenses	52,713	57,322

Income from continuing operations before financing and other income and income taxes	12,866	14,076

Financing and Other Income (Expense)
Interest income, net	145	800
Other income (expense)	536	(861)

Total financing and other income (expense)	681	(61)

Income from continuing operations before income taxes	13,547	14,015
Provision for income taxes	4,888	5,054

Income from continuing operations	8,659	8,961

Discontinued operations:
Gain from sale of discontinued operations, net of tax provision of $11,121	14,422	—
Loss from discontinued operations, net of tax benefit ($54 and $74, respectively)	(106)	(663)

Discontinued operations, net of tax	14,316	(663)

Net Income	$22,975	$8,298

Basic earnings (loss) per share (1):
From continuing operations	$0.73	$0.75
From discontinued operations	$1.20	$(0.05)

Basic earnings per share	$1.93	$0.70

Weighted average shares outstanding used in computing basic earnings per share	11,890	11,927

Diluted earnings (loss) per share (1):
From continuing operations	$0.71	$0.72
From discontinued operations	$1.17	$(0.05)

Diluted earnings per share	$1.88	$0.67

Weighted average shares outstanding used in computing diluted earnings per share	12,219	12,381

(1)	Basic and fully diluted earnings per share for class A and class B common stock are the same

MICROSTRATEGY INCORPORATED

CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share data)

(unaudited)

	Core BI Business		Angel.com		Consolidated
	Three Months Ended March 31,		Three Months Ended March 31,		Three Months Ended March 31,
	2009	2008	2009	2008	2009	2008
Revenues
Product licenses	$16,971	$22,127	$—	$—	$16,971	$22,127
Product support and other services	60,610	61,412	—	—	60,610	61,412
Angel.com telephony services	—	—	2,659	2,365	2,659	2,365

Total revenues	77,581	83,539	2,659	2,365	80,240	85,904

Cost of Revenues
Product licenses	596	559	—	—	596	559
Product support and services revenues	13,027	13,487	—	—	13,027	13,487
Angel.com telephony services	—	—	1,038	460	1,038	460

Total cost of revenues	13,623	14,046	1,038	460	14,661	14,506

Gross profit	63,958	69,493	1,621	1,905	65,579	71,398

Operating Expenses
Sales and marketing	29,358	28,132	1,172	1,556	30,530	29,688
Research and development	6,827	9,736	1,012	588	7,839	10,324
General and administrative	13,907	17,250	437	60 (a)	14,344	17,310

Total operating expenses	50,092	55,118	2,621	2,204	52,713	57,322

Income (loss) from continuing operations	13,866	14,375	(1,000)	(299)	12,866	14,076

Financing and Other Income (Expense)
Interest income, net	145	800	—	—	145	800
Other income (expense), net	536	(861)	—	—	536	(861)

Total financing and other income (expense)	681	(61)	—	—	681	(61)

Income (loss) from continuing operations before income taxes	$14,547	$14,314	$(1,000)	$(299)	$13,547	$14,015
Provision for income taxes					4,888	5,054

Income from continuing operations					8,659	8,961

Discontinued operations:
Gain from sale of discontinued operations, net of tax					14,422	—
Loss from discontinued operations, net of tax					(106)	(663)

Discontinued operations, net of tax					14,316	(663)

Net income					$22,975	$8,298

Basic earnings (loss) per share:
From continuing operations					$0.73	$0.75
From discontinued operations					$1.20	$(0.05)

Basic earnings per share					$1.93	$0.70

Diluted earnings (loss) per share:
From continuing operations					$0.71	$0.72
From discontinued operations					$1.17	$(0.05)

Diluted earnings per share					$1.88	$0.67

Basic weighted average shares outstanding					11,890	11,927

Diluted weighted average shares outstanding					12,219	12,381

(a)	An insignificant amount of general and administrative services was allocated to the Angel.com business unit by MicroStrategy’s core business operations.

MICROSTRATEGY INCORPORATED

CONSOLIDATED BALANCE SHEETS

(in thousands, except per share data)

	March 31, 2009	December 31, 2008
	(unaudited)	(audited)
Assets
Current assets
Cash and cash equivalents	$162,193	$122,915
Restricted cash and investments	542	619
Accounts receivable, net	37,971	49,670
Prepaid expenses and other current assets	9,881	9,518
Deferred tax assets, net	14,442	26,743
Assets held-for-sale	—	4,964

Total current assets	225,029	214,429

Property and equipment, net	8,611	8,978
Capitalized software development cost, net	18,619	14,823
Deposits and other assets	36,288	36,804
Deferred tax assets, net	15,368	17,105

Total Assets	$303,915	$292,139

Liabilities and Stockholders’ Equity
Current liabilities
Accounts payable and accrued expenses	$24,187	$27,697
Accrued compensation and employee benefits	27,761	42,634
Deferred revenue and advance payments	78,690	66,495
Liabilities held-for-sale	—	6,325

Total current liabilities	130,638	143,151

Deferred revenue and advance payments	3,467	1,679
Other long-term liabilities	9,246	9,268

Total Liabilities	143,351	154,098

Stockholders’ Equity
Preferred stock undesignated, $0.001 par value; 5,000 shares authorized; no shares issued or outstanding	—	—
Class A common stock, $0.001 par value; 330,000 shares authorized; 14,168 shares issued and 9,121 shares outstanding, and 14,167 shares issued and 9,120 shares outstanding, respectively	14	14
Class B common stock, $0.001 par value; 165,000 shares authorized; 2,770 issued and outstanding	3	3
Additional paid-in capital	450,919	450,953
Treasury stock, at cost; 5,047 shares	(366,191)	(366,191)
Accumulated other comprehensive income	1,053	1,471
Retained earnings	74,766	51,791

Total Stockholders’ Equity	160,564	138,041

Total Liabilities and Stockholders’ Equity	$303,915	$292,139

MICROSTRATEGY INCORPORATED

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

(unaudited)

	Three Months Ended March 31,
	2009	2008
Operating activities:
Net income	$22,975	$8,298
Plus: (Income) loss from discontinued operations, net of tax	(14,316)	663

Income from continuing operations	8,659	8,961
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	1,770	1,642
Bad debt expense	222	632
Deferred taxes	2,823	2,753
Stock-based compensation	—	44
Excess tax benefits from stock-based payment arrangements	—	(56)
Other, net	—	10
Changes in operating assets and liabilities:
Accounts receivable	9,281	4,485
Prepaid expenses and other current assets	(609)	(1,301)
Deposits and other assets	354	191
Accounts payable and accrued expenses, compensation and employee benefits	(16,328)	(13,239)
Deferred revenue and advance payments	16,960	13,283
Other long-term liabilities	(23)	890

Net cash provided by operating activities from continuing operations	23,109	18,295
Net cash used in operating activities from discontinued operations	(472)	(206)

Net cash provided by operating activities	22,637	18,089

Investing activities:
Purchases of property and equipment, net	(1,131)	(699)
Capitalized software development costs	(4,218)	—
Decrease in restricted cash and investments	23	56

Net cash used in investing activities from continuing operations	(5,326)	(643)
Net cash provided by (used in) investing activities from discontinued operations	24,546	(24)

Net cash provided by (used in) investing activities	19,220	(667)

Financing activities:
Distribution to Alarm.com minority shareholders	(60)	—
Proceeds from sale of class A common stock under exercise of employee stock options	19	124
Excess tax benefits from stock-based payment arrangements	—	56
Purchases of treasury stock	—	(5,366)

Net cash used in financing activities from continuing activities	(41)	(5,186)
Net cash used in financing activities from discontinued activities	—	—

Net cash used in financing activities	(41)	(5,186)
Effect of foreign exchange rate changes on cash and cash equivalents	(2,538)	2,447

Net increase in cash and cash equivalents	39,278	14,683
Cash and cash equivalents, beginning of period	122,915	85,194

Cash and cash equivalents, end of period	$162,193	$99,877